Exhibit 10.2

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UNCLASSIFIED

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			Contract 10 CODE	1	│	14

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

P00005	See Block 16C
6. ISSUED BY	CODE	HM0210	7. ADMINISTERED BY (If other than Item 6)	CODE		[[**REDACTED**]]

[[**REDACTED**]]			[[**REDACTED**]]

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			9A. AMENDMENT OF SOLICITATION NO.

DIGITALGLOBE, INC.
Attn: DIGITALGLOBE, INC.			9B. DATED (SEE ITEM 11)
1601 DRY CREEK DRIVE SUITE 260
LONGMONT CO 805036493

			☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
HM021013CN002

10B. DATED (SEE ITEM 13)
07/30/2013

CODE		FACILITY CODE

1CGQ7		11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

0			The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers D is extended. D is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (/I required)
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO.AS DESCRIBED IN ITEM 14.

CHECK ON:
☐			A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 1OA.0

☐

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒			D. OTHER (Specify type of modification and authority)

FAR 52.243-1 CHANGES – FIXED-PRICE

E. IMPORTANT:	Contractor is not.		is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 31-1420852
DUNS Number: 789638418
The purpose of this modification is to revise the contract for the following actions as a result of negotiated changes associated with the changes in the [[**REDACTED**]] continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 1OA, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TillE OF SIGNER (Type or print)			16A. NAME AND Title OF Contracting OFFICER (Type or print)
[**REDACTED**]

	15C. DATE SIGNED		2/4/2014

NSN 7540.01-152-1)070				STANDARD FORM 30 {REV. 10.83}
Previous edition unusable				Prescribed by GSA
FAR (46 CFR) 53.2*13

FOIA CONFIDENTIAL TREATMENT REQUESTED

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G.1	(U) AUTHORITY AND DESIGNATION OF A CONTRACTING OFFICER’S REPRESENTATIVE (COR)	31
G.2	(U) NGA: 5X52.232-9000, SUBMISSION OF INVOICE-FEDERAL PAYMENT CENTER (FPC)(MAR 2013)	32
G.3	(U) NGA: GOVERNMENT REPRESENTATIVE (SEP 2003)	32
G.4	(U) NGA: CONTRACT ADMINISTRATION (SEP 2003)(MOD)	32
G.5	(U) NGA: PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (SEP 2003)	33
G.6	(U) ACCOUNTING AND APPROPRIATION DATA	33
(U) SECTION H - Special Contract Requirements		35
H.1	(U) NGA: 5X52.209-9003 PROTECTION OF INFORMATION AND NONDISCLOSURE AGREEMENTS (JULY 2006)	35
H.2	(U) NGA: 5X52.37-9000 CONTRACTOR EMPLOYEE DATA FOR ACCESS TO NGA FACILITIES OR SENSITIVE SYSTEMS (OCT 2005)	36
H.3	(U) NGA: 5X45.592-9000 GOVERNMENT-FURNISHED LIMITED DISTRIBUTION MATERIALS (JUNE 2004)	37
H.4	(U) NGA: KEY PERSONNEL (SEP 2003) (MODIFIED)	38
H.5	(U) NGA: DISCLAIMER STATEMENT (SEP 2003)	39
H.6	(U) NGA: 5X52.227-9000 UNAUTHORIZED USE OF NGA NAME, SEAL, AND INITIALS (JUNE 2006)	39
H.7	(U) ORDERING PROCEDURES (CLIN Series 0x04)	39
H.8	(U) NGA: 5X252.204-7000-90 PUBLIC RELEASE OF INFORMATION (APR 2004)	40
H.9	(U) NON-PUBLICITY	40
H.10	(U) NGA: INSURANCE (SEP 2003)	41
H.11	(U) NGA: PERFORMANCE OF WORK ON GOVERNMENT PREMISES (SEP 2003)	41
H.12	(U) NGA: INTENTION TO USE CONSULTANTS (SEP 2003)	41
H.13	(U) NGA: 5X45.102-9000 GOVERNMENT FURNISHED ACCOUNTABLE PROPERTY (MAY 2003)	41
H.14	(U) NGA: 5X52.227-9001 ACTIVITIES THAT AFFECT U.S. PERSONS (DEC 2004)	43
H.15	(U) NGA: 5X52.207-9000 DOD BASE REALIGNMENT AND CLOSURE (APR 2008)	43
H.16	(U) NGA: 5X52.242-9001 OBSERVANCE OF LEGAL HOLIDAYS, DELAYED ARRIVAL OR EARLY RELEASE OF FEDERAL EMPLOYEES (APRIL 2013)	43
H.17	(U) SECURITY REQUIREMENTS - CONTRACT CLASSIFICATION	44
H.18	(U) ORGANIZATIONAL CONFLICT OF INTEREST	44
H.19	(U) SENSITIVE REQUIREMENTS AND PRODUCT HANDLING	44
H.20	(U) WARRANTY	45
H.21	(U) EXPORT CONTROL AND ASSIGNMENT OF PERSONNEL	45
H.22	(U) EMERGENCIES, DISASTERS, AND HUMANITARIAN EFFORTS	45
H.23	(U) NextView IMAGERY END USER LICENSE AGREEMENT	46
H.24	(U) EXERCISE OF OPTIONS	46
H.25	(U) [[**REDACTED**]]	47
H.26	(U)[[**REDACTED**]]	47
H.27	(U) [[**REDACTED**]]	47
H.28	(U) [[**REDACTED**]]	47
H.29	(U) [[**REDACTED**]]	47
H.30	(U) [[**REDACTED**]]	47
H.31	(U)[[**REDACTED**]]	47
	[[**REDACTED**]]	48
H.33	(U) GEOEYE-1 AND GEOEYE-2 SATELLITE GOVERNMENT FURNISHED EQUIPMENT AND NGA SPONSORSHIP	49
H.34	(U) NGA: 5X52.242-9002 GOVERNMENT SHUTDOWN, FURLOUGH OF GOVERNMENT PERSONNEL AND CLOSURE OF NGA FACILITIES (APRIL 2013)	50
(U) SECTION I - Contract Clauses		50
I.1	(U) FAR 52.204-2 SECURITY REQUIREMENTS. (AUG 1996)	50
I.2	(U) FAR 52.204-4 PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER. (AUG 2000)	50
I.3	(U) FAR 52.204-7 CENTRAL CONTRACTOR REGISTRATION. (APR 2008)	50
I.4	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009)	50
I.5	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009) -

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	ALTERNATE I (OCT 2008) (Applicable to CLIN 0x05 and CLIN 0x06 series only)	50
I.6	(U) FAR 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS. (APR 2010)	50
I.7	(U) FAR 52.215-21 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA - MODIFICATIONS. (OCT 1997)	54
I.8	(U) FAR 52.216-22 INDEFINITE QUANTITY. (OCT 1995) (Applicable to CLIN Series 0x04 and 0x05)	54
I.9	(U) FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT. (MAR 2000)	55
I.10	(U) FAR 52.227-1 AUTHORIZATION AND CONSENT. (DEC 2007) Alternative I (APR 1984)	55
I.11	(U) FAR 52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT. (DEC 2007)	55
I.12	(U) FAR 52.232-11 EXTRAS. (APR 1984)	55
I.13	(U) FAR 52.243-1 CHANGES - FIXED-PRICE. (AUG 1987)	55
I.14	(U) FAR 52.243-7 NOTIFICATION OF CHANGES. (APR 1984)	55
I.15	(U) FAR 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS. (APR 2010)	57
I.16	(U) FAR 52.245-1 GOVERNMENT PROPERTY. (JUN 2007)	57
I.17	(U) FAR 52.245-9 USE AND CHARGES. (JUN 2007)	58
I.18	(U) FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE. (FEB 1998)	58
I.19	(U) FAR 52.253-1 COMPUTER GENERATED FORMS. (JAN 1991)	58
I.20	(U) DFARS 252.201-7000 CONTRACTING OFFICER’S REPRESENTATIVE. (DEC 1991)	58
I.21	(U) DFARS 252.203-7002 REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS. (JAN 2009)	58
I.22	(U) DFARS 252.204-7000 DISCLOSURE OF INFORMATION. (DEC 1991)	58
I.23	(U) DFARS 252.204-7003 CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT. (APR 1992)	58
I.24	(U) DFARS 252.204-7004 ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION. (SEP 2007)	58
I.25	(U) DFARS 252.204-7005 ORAL ATTESTATION OF SECURITY RESPONSIBILITIES. (NOV 2001)	59
I.26	(U) DFARS 252.204-7006 BILLING INSTRUCTIONS. (OCT 2005)	59
I.27	(U) DFARS 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY. (DEC 2006)	59
I.28	(U) DFARS 252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (APR 2010)	59
I.29	(U) DFARS 252.227-7013 RIGHTS IN TECHNICAL DATA—NONCOMMERCIAL ITEMS. (NOV 1995) (Applicable to CLIN Series 0x06) *	61
I.30	(U) DFARS 252.227-7014 RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION. (JUN 1995) (Applicable to CLIN Series 0x06) *	61
I.31	(U) DFARS 252.232-7007 LIMITATION OF GOVERNMENT’S OBLIGATION. (MAY 2006)	61
I.32	(U) DFARS 252.232-7010 LEVIES ON CONTRACT PAYMENTS. (DEC 2006)	62
I.33	(U) DFARS 252.243-7001 NOTICE OF CONTRACT MODIFICATIONS. (DEC 1991)	62
I.34	(U) SUBCONTRACTING REPORTING SYSTEM	62
I.35	(U) DFARS 252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)	63
I.36	(U) FAR 52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)	63
(U) SECTION J - List of Documents Exhibits and Other Attachments		64

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4. (U) Contractor acquired property is government property not government furnished property, see definitions at FAR 45.101(a). Contractor acquired property shall be controlled and reported in accordance with FAR 45.5 and any additional FAR/DFARS property clause requirements.

5. (U) Property disposition shall be accomplished per FAR 46.6, any applicable FAR/DFARS clause, or contracting officer instructions.

6. (U) A written contract modification is required to increase or decrease government furnished property o n a contract. Distribution of the basic contract and modification(s) is mandatory and shall to be made to the SIOMP.

H.14       (U) NGA: 5X52.227-9001 ACTIVITIES THAT AFFECT U.S. PERSONS (DEC 2004)

(U) This contract is sponsored by the National Geospatial-Intelligence Agency. All work and services to be performed hereunder shall be in strict compliance with procedures set forth in DoDI 5240.1-R.

H.15       (U) NGA: 5X52.207-9000 DOD BASE REALIGNMENT AND CLOSURE (APR 2008)

(U) While NGA continues to transform its processes and systems for the geospatial intelligence (GEOINT) mission, the Agency will soon begin an even more visible change: consolidating its Eastern facilities. In accordance with the Department of Defense Base Realignment and Closure (BRAC) actions that became law in November 2005, NGA will consolidate Eastern operations in the Springfield, Virginia area on Fort Belvoir North Area by September 15, 2011. As NGA moves to this New Campus East, it will close its primary sites in Bethesda, Reston, and the Washington Navy Yard, in addition to relocating smaller NGA functions.

H.16                     (U) NGA: 5X52.242-9001 OBSERVANCE OF LEGAL HOLIDAYS, DELAYED ARRIVAL OR EARLY RELEASE OF FEDERAL EMPLOYEES (APRIL 2013)

(H.16 is only applicable to personnel on site at a Government facility.)

(a) (U) The National Geospatial-Intelligence Agency observes the following days as Federal holidays

This Table is UNCLASSIFIED

New Year’s Day	January 1st
Martin Luther King’s Birthday	3rd Monday in January
Presidents Day	3rd Monday in February
Memorial Day	Last Monday in May
Independence Day	July 4th
Labor Day	1st Monday in September
Columbus Day	2nd Monday in October
Veterans Day	November 11th
Thanksgiving Day	4th Thursday in November
Christmas Day	December 25th
Inauguration Day (Washington DC Metropolitan Area only)	January 20th of each fourth year after 1965
Any other day designated by Federal law, Executive Order, or Presidential Proclamation.

(U) (b) When any such holiday falls on a Saturday or Sunday, the following Monday is observed.

(U) (c) Contractor personnel are not prohibited from performing work on a holiday, unless the labor category is not authorized to work as negotiated in the contract. The following list identifies the labor categories that are not authorized to perform work on a holiday based on negotiated terms. Labor categories included on this list are expected to complete their workday as scheduled when NGA government employees are authorized early release prior to a holiday (e.g. two hour early release) or other such benefit that applies to NGA government employees only.

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LABOR CATEGORY: All labor categories are authorized to perform work on a holiday.

(U) (d) If the Contractor’s personnel work on a holiday, no form of holiday, premium or differential compensation is an allowable cost under the Contract unless another clause in the Contract explicitly authorizes work on holidays and for the time period covered by the special compensation.

(U) (e) When Federal employees working in an NGA facility are authorized a delayed arrival, released early or excused in bulk from work, the Contractor may authorize its personnel whose normal workplace is in that facility: (1) to continue working in the facility (unless prohibited by the NGA Facility Site Manager); (2) to work at alternate work locations; or (3) to refrain from performing services during that period of time; as long as any work performed does not result in the incurrence of any form of holiday, premium or differential compensation, or additional costs for alternate work locations to be reimbursed by the Government as a direct or non-nominal indirect cost. Such costs are not allowable under the Contract. Further, when services are not performed (e.g., a contractor employee takes leave) the non-working hours are not allowable as a direct charge under the Contract.

H.17       (U) SECURITY REQUIREMENTS - CONTRACT CLASSIFICATION

[[**REDACTED**]]

H.18       (U) ORGANIZATIONAL CONFLICT OF INTEREST

(a) (U) The term “organizational conflict of interest” means that because of other activities or relationships with other persons, a person is unable to or potentially unable to render impartial assistance or advice to the Government, or the perso n’s objectivity in performing the contract work is or might be otherwise impaired, or a person has an unfair competit ive advantage. The term “person” includes a business organization.

(b) (U) If the Contractor is aware of any information bearing on any existing or potential organizational conflict of interest, it shall provide a disclosure statement which describes all relevant information concerning any past, present, or planned interests bearing on whether it (including its chief executives and directors, or any proposed consultant or subcontractor) m ay have an existing or potential organizational conflict of interest.

(c) (U) Contractors should refer to FAR Subpart 9.5 for policies and procedures for avoiding, neutralizing, or mitigating organizational conflicts of interest.

(d) (U) If the Contracting Officer determines that a conflict exists or may occur, he shall advise the Contractor and take appropriate steps to avoid or otherwise resolve the conflict through the inclusion of a special agreement clause or other appropriate means. The terms of any special clause are subject to negotiation.

H.19       (U) SENSITIVE REQUIREMENTS AND PRODUCT HANDLING

[[**REDACTED**]]

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TABLE IS UNCLASSIFIED/FOUO

Milestone	Milestone Description/Event	Months After Award
[[**REDACTED**]]	[[**REDACTED**]]	[[**REDACTED**]]

[[**REDACTED**]]

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[[**REDACTED**]]

H.33                     (U) GEOEYE-1 AND GEOEYE-2 SATELLITE GOVERNMENT FURNISHED EQUIPMENT AND NGA SPONSORSHIP

[[**REDACTED**]]

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H.34                     (U) NGA: 5X52.242-9002 GOVERNMENT SHUTDOWN, FURLOUGH OF GOVERNMENT PERSONNEL AND CLOSURE OF NGA FACILITIES (APRIL 2013)

(H.34 is only applicable to personnel on site at a Government facility.)

(U) (a) An NGA facility may be closed down for all or a portion of a business day(s) as a result of:

1) Failure of Congress to appropriate funds, resulting in a government shutdown and furlough of government personnel;

2) Actual Continuity of Operations (COOP) or COOP training exercises;

3) Severe weather;

4) Unplanned events; or

5) Any other reason deemed appropriate by the D/NGA.

(U) (b) In specific reference to (a) 1, and notwithstanding any other provision of the Contract, in the event the Federal government is shutdown or NGA facilities are closed due to the failure of Congress to appropriate necessary funds for the continued performance of services under the Contract, the Contractor shall not perform services under the Contract unless notified by the NGA Senior Procurement Executive (SPE) that performance of services is authorized.

(U) (c) In specific reference to (a)2 through (a)5, the Contractor’s personnel may be authorized by the cognizant Contracting Officer or Contracting Officer’s Representative (COR) to work during a Government shutdown or closure as described in this clause, as long as any work performed does not result in the incurrence of any form of holiday, premium or differential compensation or additional costs for alternate work locations to be reimbursed by the Government as a direct or non -nominal indirect cost. Unless otherwise explicitly authorized by another clause, such costs are not allowable under the Contract. Further, when services are not performed (e.g., a contractor employee takes leave) the non-working hours are not allowable as a direct charge under the Contract.

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(U) SECTION J - List of Documents Exhibits and Other Attachments

J.1          (U) LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

This Table is UNCLASSIFIED

Attachment	Description	Date
1	EnhancedView Imagery Acquisition Statement of Work (SOW)	January 22, 2014
2	DD Form 254, Contract Security Classification Specification, Revision 4	June 20, 2013
3	Government Furnished Property List	July 6, 2010
4	Small Business Subcontracting Plan	July 6, 2010
5	List of Data Delivered with Government Purpose Rights	July 6, 2010
6	List of Data with Limited Rights	July 6, 2010
7	Nondisclosure Agreement

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